UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2007
Adams Respiratory Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On April 4, 2007, certain officers of Adams Respiratory Therapeutics, Inc. (“Adams”) will make slide presentations to investors, investment analysts and portfolio managers at Adams’ 2007 Investor Day meeting. The slide presentations contain, among other things, forward-looking information about Adams and its subsidiaries and business. The slides that Adams will use in these presentations are furnished as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K and are incorporated herein by reference.
     Certain statements in the slide presentations constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Adams to differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of Adams’ existing products and the successful acquisition or development and commercialization of future products; Adams’ ability to expand into new market segments; Adams’ ability to leverage the Mucinex brand name and marketing efforts to increase market share and introduce new products; Adams’ ability to achieve projected growth and sales; continued and increased competition; the FDA’s denial of Adams’ NDA for the combination codeine prescription product; the successful completion of clinical trials and development of erdosteine; the FDA’s removal from the market of products similar to Mucinex D and Mucinex DM; the severity of the cough and cold season; Adams’ ability to preserve and successfully defend its patent position; Delsym’s competitive position as the only OTC 12-hour liquid cough syrup; Adams’ ability to meet consumer needs and demands; the introduction of a generic equivalent to the combination codeine prescription product; the competitive position of the prescription product as the only long-acting oral solid codeine combination product; Adams’ ability to fill backorders; and other risk factors set forth under Item 1A. Risk Factors in Adams’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams’ Quarterly Report on Form 10-Q for the period ended December 31, 2006.
     The information furnished under Item 7.01 and Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Item 8.01 Other Events.
On April 4, 2007, Adams issued a press release describing management's presentation to analysts and portfolio managers. A copy of this press release is attached hereto as Exhibit 99.6 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
   (d) Exhibits

Exhibit
Number	Description
99.1	Slides to be presented on April 4, 2007 by Rita O’Connor.
99.2	Slides to be presented on April 4, 2007 by Bob Casale.
99.3	Slides to be presented on April 4, 2007 by Ken Miller and Tim Miller.
99.4	Slides to be presented on April 4, 2007 by Helmut Albrecht.
99.5	Slides to be presented on April 4, 2007 by Michael Valentino.
99.6	Press release, dated April 4, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC.
(Registrant)

April 4, 2007	By:	/s/ Walter E. Riehemann

Walter E. Riehemann
Executive Vice President, Chief Legal
and Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slides to be presented on April 4, 2007 by Rita O’Connor.
99.2	Slides to be presented on April 4, 2007 by Bob Casale.
99.3	Slides to be presented on April 4, 2007 by Ken Miller and Tim Miller.
99.4	Slides to be presented on April 4, 2007 by Helmut Albrecht.
99.5	Slides to be presented on April 4, 2007 by Michael Valentino.
99.6	Press release, dated April 4, 2007.